As Filed with the Securities and Exchange Commission on March 18, 2011

REGISTRATION NO. 333-168711
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 118

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☑ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 29, 2011
SUN LIFE FINANCIAL MASTERS® EXTRA II PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. This Contract offers bonus credits on Purchase Payments and the costs of this Contract may be higher than the costs of Contracts that do not offer bonus credits. The amount of interest credited on this Contract may be more than offset by the higher charges associated with the interest credited. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 22	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Columbia Variable Portfolio - Marsico Growth Fund, Class 23	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Variable Insurance Products Fund II Contrafund® Portfolio,	Specialty Sector Equity Fund
Service Class 2	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund1	Specialty Sector Commodity Funds
Huntington VA Growth Fund1	Huntington VA Real Strategies Fund1
Huntington VA Income Equity Fund1	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Macro 100 Fund1	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
Lord Abbett Series Fund Fundamental Equity Portfolio, Class VC	Sun Capital Global Real Estate Fund, Service Class
MFS® Core Equity Portfolio, Service Class	Asset Allocation Funds
MFS® Value Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
Mutual Shares Securities Fund, Class 2	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Oppenheimer Capital Appreciation Fund/VA, Service Shares	BlackRock Global Allocation V.I. Fund, Class III
SCSM BlackRock Large Cap Index Fund, Service Class	Fidelity® Variable Insurance Products III Balanced Portfolio,
SCSM Davis Venture Value Fund, Service Class	Service Class 2
SCSM Lord Abbett Growth & Income Fund, Service Class	Franklin Income Securities Fund, Class 2
SCSM WMC Large Cap Growth Fund, Service Class	Huntington VA Balanced Fund1
Mid-Cap Equity Funds	Invesco Van Kampen V.I. Equity and Income Fund, Series II
Fidelity® Variable Insurance Products III Mid Cap Portfolio,	MFS® Global Tactical Allocation Portfolio, Service Class
Service Class 2	MFS® Total Return Portfolio, Service Class
Huntington VA Mid Corp America Fund1	PIMCO Global Multi-Asset Portfolio, Advisor Class
Huntington VA New Economy Fund1	SCSM Ibbotson Balanced Fund, Service Class
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	SCSM Ibbotson Conservative Fund, Service Class
Lord Abbett Series Fund Growth Opportunities Portfolio, Class VC	SCSM Ibbotson Growth Fund, Service Class
SCSM Goldman Sachs Mid Cap Value Fund, Service Class	Target Date Funds
SCSM WMC Blue Chip Mid Cap Fund, Service Class	Fidelity® Variable Insurance Products Fund IV Freedom 2015
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	Portfolio, Service Class 2
Small-Cap Equity Funds	Fidelity® Variable Insurance Products Fund IV Freedom 2020
Franklin Small Cap Value Securities Fund, Class 2	Portfolio, Service Class 2
Huntington VA Situs Fund1	Money Market Fund
SCSM BlackRock Small Cap Index Fund, Service Class	Sun Capital Money Market Fund®, Service Class
SCSM Columbia Small Cap Value Fund, Service Class	Short-Term Bond Fund
SCSM Invesco Small Cap Growth Fund, Service Class	SCSM Goldman Sachs Short Duration Fund, Service Class
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein International Growth Portfolio, Class B	Huntington VA Mortgage Securities Fund1
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 24	MFS® Government Securities Portfolio, Service Class
Huntington VA International Equity Fund1	SCSM PIMCO Total Return Fund, Service Class
Huntington VA Rotating Markets Fund1	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® International Growth Portfolio, Service Class	Wells Fargo Advantage VT Total Return Bond Fund, Class 2
MFS® International Value Portfolio, Service Class	Inflation Protected Bond Fund
MFS® Research International Portfolio, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class
Oppenheimer Global Securities Fund/VA, Service Shares	Multi-Sector Bond Fund
SCSM AllianceBernstein International Value Fund, Service Class	Franklin Strategic Income Securities Fund, Class 2
SCSM BlackRock International Index Fund, Service Class	High Yield Bond Fund
Templeton Growth Securities Fund, Class 2	SCSM PIMCO High Yield Fund, Service Class
International/Global Small/Mid-Cap Equity Fund	Emerging Markets Bond Fund
First Eagle Overseas Variable Fund	PIMCO Emerging Markets Bond Portfolio, Administrative Class

1 Only available as an investment option if you purchase your Contract through a Huntington Bank representative.
2 Name change effective May 2, 2011. Formerly Columbia Marsico 21st Century Fund, Variable Series, Class B.
3 Name change effective May 2, 2011. Formerly Columbia Marsico Growth Fund, Variable Series, Class B.
4 Name change effective May 2, 2011. Formerly Columbia Marsico International Opportunities Fund, Variable Series, Class B.

We have filed a Statement of Additional Information dated April 29, 2011 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 55 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS AND WITHDRAWAL CHARGES [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
Key Terms [INSERT PAGE NUMBER]
Description of the Living Benefits [INSERT PAGE NUMBER]
Important Considerations [INSERT PAGE NUMBER]
Withdrawal Benefit Base [INSERT PAGE NUMBER]
Lifetime Withdrawal Percentage [INSERT PAGE NUMBER]
Annual Withdrawal Amount [INSERT PAGE NUMBER]
Bonus and Bonus Base [INSERT PAGE NUMBER]
200% Benefit Enhancement (SIM and SIM Plus only) [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Plus Factor (SIM Plus only) [INSERT PAGE NUMBER]
Impact of Withdrawals [INSERT PAGE NUMBER]
Costs of Living Benefits [INSERT PAGE NUMBER]
Cancellation of Living Benefits [INSERT PAGE NUMBER]
Death of Participant - Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant - Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under the Living Benefits [INSERT PAGE NUMBER]
Tax Issues Under the Living Benefits [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION FOR PURCHASE PAYMENT INTEREST [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION OF FREE WITHDRAWAL AMOUNT [INSERT PAGE NUMBER]
APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES [INSERT PAGE NUMBER]
APPENDIX F - BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
APPENDIX G - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Extra II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as “Purchase Payment Interest,” at a rate that varies based upon the interest option you choose when you apply for your Contract. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Sun Income Riser® III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Sun Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and immediately returned to you.

If you select the Sun Income MaximizerSM or Sun Income MaximizerSM Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments can not exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at anytime under Sun Income MaximizerSM or Sun Income MaximizerSM Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

●
Sun Income Riser® III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Sun Income MaximizerSM (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

●
Sun Income MaximizerSM Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and immediately returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.70% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. In the first Account Year, this “free withdrawal amount” is equal to 10% of all Purchase Payments made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the “free withdrawal amount” is equal to the greater of (1) 10% of the amount of all Purchase Payments made during the last seven Account Years (including the current Account Year) minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year and (2) Contract earnings during the prior Account Year minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “Appendix B - Withdrawal Charge Calculations.” You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value less any “adjusted” Purchase Payment Interest, (please see “Right to Return” under “Other Contract Provisions” for the calculation of adjusted Purchase Payment Interest) as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%2

Number of Complete Account Years Since Purchase Payment has been in the Account	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.40%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charge for Optional Death Benefit

Fee as a % of Variable Account Value
Maximum Anniversary Account Value Death Benefit (“MAV”)6 (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available7	Maximum Annual Fee
Sun Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%
Sun Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%
Sun Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base8 during the Account Year):	1.95%

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base8 during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	4.05%9

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)%		%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2010, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. See "Contract Charges." During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.70% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

2
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

3
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

5
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

6	The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date.

7
The optional living benefits, and the fees for each of them, are described under “Optional Living Benefits.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

8	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “Optional Living Benefits.”)

9
This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.40% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. This Example factors in Purchase Payment Interest using the 5% Purchase Payment Interest Option. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix G.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 26	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Columbia Variable Portfolio- Marsico Growth Fund, Class 27	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Variable Insurance Products Fund II Contrafund® Portfolio,	Specialty Sector Equity Fund
Service Class 24	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund2	Specialty Sector Commodity Funds
Huntington VA Growth Fund2	Huntington VA Real Strategies Fund2
Huntington VA Income Equity Fund2	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Macro 100 Fund2	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
Lord Abbett Series Fund Fundamental Equity Portfolio, Class VC	Sun Capital Global Real Estate Fund, Service Class
MFS® Core Equity Portfolio, Service Class	Asset Allocation Funds
MFS® Value Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
Mutual Shares Securities Fund, Class 2	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Oppenheimer Capital Appreciation Fund/VA, Service Shares	BlackRock Global Allocation V.I. Fund, Class III
SCSM BlackRock Large Cap Index Fund, Service Class	Fidelity® Variable Insurance Products III Balanced Portfolio,
SCSM Davis Venture Value Fund, Service Class	Service Class 2
SCSM Lord Abbett Growth & Income Fund, Service Class	Franklin Income Securities Fund, Class 2
SCSM WMC Large Cap Growth Fund, Service Class	Huntington VA Balanced Fund1,2
Mid-Cap Equity Funds	Invesco Van Kampen V.I. Equity and Income Fund, Series II
Fidelity® Variable Insurance Products III Mid Cap Portfolio,	MFS® Global Tactical Allocation Portfolio, Service Class
Service Class 24	MFS® Total Return Portfolio, Service Class
Huntington VA Mid Corp America Fund2	PIMCO Global Multi-Asset Portfolio, Advisor Class1
Huntington VA New Economy Fund2	SCSM Ibbotson Balanced Fund, Service Class1
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	SCSM Ibbotson Conservative Fund, Service Class1
Lord Abbett Series Fund Growth Opportunities Portfolio, Class VC	SCSM Ibbotson Growth Fund, Service Class1
SCSM Goldman Sachs Mid Cap Value Fund, Service Class	Target Date Funds
SCSM WMC Blue Chip Mid Cap Fund, Service Class	Fidelity® Variable Insurance Products Fund IV Freedom 2015
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II5	Portfolio, Service Class 21,4
Small-Cap Equity Funds	Fidelity® Variable Insurance Products Fund IV Freedom 2020
Franklin Small Cap Value Securities Fund, Class 2	Portfolio, Service Class 21,4
Huntington VA Situs Fund2	Money Market Fund
SCSM BlackRock Small Cap Index Fund, Service Class	Sun Capital Money Market Fund®, Service Class
SCSM Columbia Small Cap Value Fund, Service Class	Short-Term Bond Fund
SCSM Invesco Small Cap Growth Fund, Service Class	SCSM Goldman Sachs Short Duration Fund, Service Class
International/Global Equity Funds	Intermediate-Term Bond Funds
AllianceBernstein International Growth Portfolio, Class B	Huntington VA Mortgage Securities Fund2
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 28	MFS® Government Securities Portfolio, Service Class
Huntington VA International Equity Fund2	SCSM PIMCO Total Return Fund, Service Class
Huntington VA Rotating Markets Fund2	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® International Growth Portfolio, Service Class	Wells Fargo Advantage VT Total Return Bond Fund, Class 2
MFS® International Value Portfolio, Service Class	Inflation Protected Bond Fund
MFS® Research International Portfolio, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class
Oppenheimer Global Securities Fund/VA, Service Shares	Multi-Sector Bond Fund
SCSM AllianceBernstein International Value Fund, Service Class	Franklin Strategic Income Securities Fund, Class 2
SCSM BlackRock International Index Fund, Service Class	High Yield Bond Fund
Templeton Growth Securities Fund, Class 2	SCSM PIMCO High Yield Fund, Service Class
International/Global Small/Mid-Cap Equity Fund	Emerging Markets Bond Fund
First Eagle Overseas Variable Fund3	PIMCO Emerging Markets Bond Portfolio, Administrative Class

1
These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. These Funds may be more expensive than Funds that do not invest in other Funds.

2	Only available as an investment option if you purchase your Contract through a Huntington Bank representative. These Funds do not have different share classes.
3	First Eagle Overseas Variable Fund does not have different share classes.
4
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

5	In marketing materials and other documents, the Universal Institutional Fund may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio.
6	Name change effective May 2, 2011. Formerly Columbia Marsico 21st Century Fund, Variable Series, Class B.
7	Name change effective May 2, 2011. Formerly Columbia Marsico Growth Fund, Variable Series, Class B.
8	Name change effective May 2, 2011. Formerly Columbia Marsico International Opportunities Fund, Variable Series, Class B.

AllianceBernstein L.P. advises the AllianceBernstein Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC and BlackRock International Limited). Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value Securities Fund. Franklin Mutual Advisers LLC advises Mutual Shares Securities Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds. Invesco Advisers, Inc. advises the Invesco Funds. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers Inc. advises the Fidelity® VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Advisers Trust Funds; SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.); SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM BlackRock International Index Fund, SCSM BlackRock Large Cap Index Fund, and SCSM BlackRock Small Cap Index Fund (sub-advised by BlackRock Investment Management, LLC); SCSM Columbia Small Cap Value Fund (sub-advised by Columbia Management Investment Advisers, LLC); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Conservative Fund, and SCSM Ibbotson Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM Invesco Small Cap Growth Fund (sub-advised by Invesco Advisers, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); and Sun Capital Global Real Estate Fund (sub-advised by Massachusetts Financial Services Company). Templeton Global Advisors Limited advises Templeton Growth Securities Fund. Wells Fargo Funds Management, LLC advises the Wells Fargo Advantage Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 752-7216 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters .

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program (see “Other Programs”) under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon your age on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “Optional Living Benefits.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges - Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Purchase Payment Interest

We will credit your Contract with an amount that we refer to as “Purchase Payment Interest.” When you purchase your Contract, you may elect one of the following Purchase Payment Interest options:

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, on every Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time.

Option B: The 5% Interest Option - Under this option we will add to your Contract a credit equal to 5% of each Purchase Payment.

We add the Purchase Payment Interest to your Account during the same Valuation Period in which we received any Purchase Payment under Option B, or any Purchase Payment received before the first Account Anniversary under Option A. In addition, under Option A we add Purchase Payment Interest to your Account on every Fifth-Year Anniversary. When a credit is based upon a Purchase Payment received, we allocate it to the Sub-Accounts and/or the DCA Periods in the same proportion as your Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we calculate the credit based on your total Account Value and then allocate that amount to each Sub-Account on a pro-rata basis; i.e., in the same proportion as each Sub-Account is invested in your total Variable Account Value.

Purchase Payment Interest is not a Purchase Payment and therefore no withdrawal charges are directly associated with it. The credit of Purchase Payment Interest increases your Account Value. As a result of the Purchase Payment Interest, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.
•	The Purchase Payment Interest credited during a previous Account Year may also increase your prior Account Year’s earnings under your Contract and thus your free withdrawal amount.
•
If you are participating in an optional living benefit, the Purchase Payment Interest will not be credited to your Withdrawal Benefit Base; however, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

You should carefully consider the following when selecting a Purchase Payment Interest option:
•
Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more). Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

•
If you plan on making additional Purchase Payments beyond the first Account Year, then under Option B, we will credit your Account Value immediately with the Purchase Payment Interest. By contrast, for Purchase Payments made after the first Account Year under Option A, you will not receive an immediate credit of Purchase Payment Interest; instead, on every Fifth-Year Anniversary, we will credit your Contract based on your Account Value.

•	If you select the Sun Income Riser® III living benefit, you can make additional Purchase Payments only during your first Account Year. See “Accumulation Phase” and “Optional Living Benefit.”
•
If you select the Sun Income MaximizerSM or Sun Income MaximizerSM Plus living benefits, we reserve the right not to accept additional Purchase Payments. See “Accumulation Phase” and “Optional Living Benefit.”

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the “Adjusted” Purchase Payment Interest if the Contract is returned during the “free look period.” For a description of the free look period and Adjusted Purchase Payment Interest, see “Right to Return.” For examples of how we calculate Purchase Payment Interest, see “APPENDIX C - CALCULATION FOR PURCHASE PAYMENT INTEREST.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”)Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. If you wish to purchase a Contract for which this electronic transfer service is available, you can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix F.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals and Withdrawal Charges.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at anytime. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7216. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “Designated Funds” and “Build Your Own Portfolio.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see “Tax Provisions”). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•
first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in Appendix E) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

●	when an SEC order permits us to defer payment for the protection of Participants.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract earnings during the prior Account Year (defined below) minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; or

●
10% of the amount of all Purchase Payments you have made during the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings during the prior Account Year are determined on the Account Anniversary according to the following formula:

(AVChange – PP) + WD

Where:

AVChange	=	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year.
PP	=	all Purchase Payments made during the prior Account Year.
WD	=	all partial withdrawals and withdrawal charges taken during the prior Account Year.

Any portion of the “free withdrawal amount” that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

For an example of how we calculate the “free withdrawal amount,” see Appendix D.

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to the withdrawal of a Purchase Payment that has been in an Account for more than two Account Years but less than three will be 7% regardless of the Issue Date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

●	the nursing home waiver is approved in the state of issue;

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:
•	when you annuitize your Contract;
•	on amounts we pay as a death benefit;
•	on amounts you transfer among the Sub-Accounts; or
•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest).

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
SIR III	1.10%	1.75%	1.30%	1.95%
SIM	1.10%	1.75%	1.30%	1.95%
SIM Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

●	Sun Income Riser® III (“SIR III”)
●	Sun Income MaximizerSM (“SIM”)
●	Sun Income MaximizerSM Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

Important information about cost, restrictions and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;
(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;
(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and
(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. See “Death of Participant - Joint-Life Coverage.”

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base
	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM
Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM

Lifetime Income
	SIR III	SIM	SIM Plus
Lifetime Withdrawal Percentage	Age Percentage 59 - 64 4% 65 - 79 5% 80+ 6%	Same as SIR III	Age Percentage 59 - 64 3% 65 - 79 4% 80+ 5%
Plus Factor	N/A	N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements
	SIR III	SIM	SIM Plus
Bonus	7% of Bonus Base	8% of Bonus Base	Same as SIM
Bonus Period	10 years from Issue or last step-up	• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM
200% Benefit Enhancement	N/A	Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments.	Same as SIM

Step-Up
	SIR III	SIM	SIM Plus
Annual Step-Up
• During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses
• Future Bonuses based on stepped-up Bonus Base
• After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base
• Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier
Same as SIR III except: • Bonus Period does not renew at step-up
Same as SIM, and also:
• After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals
	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary
Early Withdrawals
• Reduce Account Value dollar-for-dollar
• Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value
• Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount
• May be subject to 10% federal tax penalty if taken before age 59½
• Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal
		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM
Excess Withdrawals
• Reduce Account Value dollar-for-dollar
• Reduce Bonus Base and Withdrawal Benefit Base in the same proportion  as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount
• Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount
• Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal
		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken
One-Time Access Withdrawal	N/A
• Reduce Account Value dollar-for-dollar
• Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value
• If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal
• If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal
• Will not lock in the Lifetime Withdrawal Percentage
• Not available if any systematic withdrawal program has been selected
Same as SIM, and also: • Does not trigger initiation of Plus Factor

Investment Options
	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	100% must be allocated among specified Funds
Portfolio Model (Build Your Own Portfolio)
Allocation Ranges:
• 30%-50% Fixed Income Funds
• 40%-60% Core Retirement Strategies Funds
• 10%-30% Asset Allocation Funds
• 0%-20% Core Equity Funds
• 0%-20% Growth Equity Funds
• 0%-10% Specialty Funds
		Allocation Ranges: • 0%-60% Balanced Funds • 40%-100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•
You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•
Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•
The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.
•
You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:
o	reduce your Account Value;
o	reduce your death benefit under the Contract, including any optional death benefit;
o	may be subject to withdrawal charges; and
o	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59½).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.
•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial advisor to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.
•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)
•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.
•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.
•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.
•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.
•
If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.
•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.
•
If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.
•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.
•
For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.

•
For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•
For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•
If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true, even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of contract fees and charges.

•
If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•
If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “Appendix E - Optional Living Benefit Examples” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;
•	increased by any applicable Bonuses;
•	increased by any step-ups;
•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);
•	increased by the Plus Factor (SIM Plus only);
•	decreased by any Early and Excess Withdrawals; and
•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Sun Life Assurance Company of Canada (U.S.) or it affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.
•
Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

•	Any Purchase Payment Interest will not be credited to your Withdrawal Benefit Base; however, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:
•	your age at the time of the first withdrawal taken after the Coverage Date; or
•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59-64	4%	3%
65-79	5%	4%
80+	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups (described below).

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.
•
Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, the Bonus Period will renew at step-up for an additional ten years. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. Any Purchase Payment Interest will not increase your Bonus Base; however, the increase in your Account Value may cause a step-up of your Bonus Base. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:
o	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.
o	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:
o	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.
o	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,
•	the Account Anniversary following your 70th birthday, or
•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or
•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)             200% of the initial Purchase Payment
(2)             200% of any additional Purchase Payments made before and including the first Account Anniversary
(3)             100% of additional Purchase Payments made after the first Account Anniversary

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.
•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.
•
If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•
Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.
•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

On each Account Anniversary during the Bonus Period, if your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).
•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.
•
If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•
If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulae.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.
BB	=	your Bonus Base immediately before the Early Withdrawal.
WD	=	the amount of the Early Withdrawal.
AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulae.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:
WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.
BB	=	your Bonus Base immediately before the Excess Withdrawal.
WD	=	the amount of the Excess Withdrawal.
AV	=	your Account Value immediately before the Excess Withdrawal.
AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:
BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.
WD	=	the total amount of the One-Time Access Withdrawal.
AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;
•	you may begin to take your Annual Withdrawal Amount;
•	you will be eligible to receive any applicable Plus Factors under SIM Plus;
•	you will forfeit the One-Time Access Withdrawal benefit;
•	the Bonus Period ends; and
•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regards to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:
•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.
•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.
•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”
•
A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:
•	the free withdrawal amount permitted under your Contract;
•	your yearly RMD amount for your Contract; and
•	your Annual Withdrawal Amount.
•
Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•
In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•
We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•
The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•
The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:
•
Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:
•	receipt, in good order, at our mailing address, of your written request to cancel the Living Benefit;
•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;
•	death of a Participant (with single-life coverage);
•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;
•	annuitization;
•	termination/full surrender of the Contract;
•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);
•	if the Account Value is reduced to zero, prior to the Coverage Date, for any reason;
•	any investment in or transfer to a Fund that is not a Designated Fund; or
•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.
•
Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

●	surrender your Contract and receive your Surrender Value,

●	annuitize your Account Value under one of the then currently available Annuity Options, or

●
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70½, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	MFS® Global Tactical Allocation Portfolio, Service Class
SCSM Ibbotson Conservative Fund, Service Class
Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Global Tactical Allocation Portfolio, Service Class
PIMCO Global Multi-Asset Portfolio, Advisor Class
Dollar-Cost Averaging Program Options	SCSM Ibbotson Balanced Fund, Service Class
6-Month DCA Period	SCSM Ibbotson Conservative Fund, Service Class
12-Month DCA Period

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX F - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Sun Income Riser III (“SIR III”), Sun Income Maximizer (“SIM”), or Sun Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at anytime. However, Purchase Payments made after the first Account Anniversary, will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and
(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.
PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV – WD)
AV

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.
WD	=	The amount of the withdrawal.
AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our mailing address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals and Withdrawal Charges.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Account Anniversary.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.70% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses .

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions - Modification”).

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the adjusted Purchase Payment Interest. The adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans.  Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities.  Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income.  In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies.  The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

SIMPLE IRAs.  SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth Individual Retirement Arrangements.  Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

For other Qualified Contracts, the IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Prior to electing to participate in any Contract’s optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Treatment as Withdrawals or Annuity Payments. It is not clear whether payments made during the Income Phase will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for Qualified Contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions. Consult a qualified tax professional.

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2010, $77,802 in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect Sun Life’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect Sun Life’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow Sun Life to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

Sun Life (U.S.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2010 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
Distribution of the Contracts	4
Custodian	4
Independent Registered Public Accounting Firm	5
Financial Statements	5

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company at its mailing address. Your age on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest is either 2% or 5% of the Purchase Payment or Account Value based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

		Hypothetical	Cumulative		Free	Purchase Payment	Withdrawal	Withdrawal
Account		Account	Annual	Annual	Withdrawal	Amount Subject to	Charge	Charge
Year		Value	Earnings	Earnings	Amount	Withdrawal Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last seven Account Years. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000. The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge. The remaining $7,600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

(c )
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to a withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

						Amount of
	Hypothetical				Remaining Free	Withdrawal
	Account				Withdrawal	Subject to	Withdrawal	Withdrawal
Account	Value Before		Cumulative	Amount of	Amount Before	Withdrawal	Charge	Charge
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a) 4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b) 4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$ 516
(c) 4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$ 720
(d) 4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of Purchase Payments was $40,000 and $20,600 of the Purchase Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from withdrawing Purchase Payments. The remaining $600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were withdrawn by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above. Any additional Account Year 4 withdrawals in the example above would be considered earnings and would not be subject to a withdrawal charge.

APPENDIX C -
CALCULATION FOR PURCHASE PAYMENT INTEREST

Example 1: Option A

If you select Option A, the 2% Five-Year Anniversary Interest Option, we will credit your Contract with 2% of each Purchase Payment received during the first Account Year. In addition, on each Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date. The values shown in the last column (“Prior Year Anniversary Account before Purchase Payment Interest is added”) are assumptions used to illustrate fluctuations in investment performance of the underlying funds.

Account Year	Purchase Payments	Purchase Payment Interest	Prior Year Anniversary Account Value before Purchase Payment Interest is added
(a) 1	$100,000	$2,000	0
(b) 1	$20,000	$400	0
2	0	0	$123,500
3	0	0	$117,325
4	0	0	$131,404
(c) 5	$40,000	0	$157,685
(d) 6	0	$4,200	$210,000
7	0	0	$191,299
8	0	0	$185,104
9	0	0	$170,104
10	0	0	$167,430
(e) 11	0	$3,500	$175,000

(a) Initial Purchase Payment of $100,000 will result in a 2% Purchase Payment Interest credit of $2,000 (0.02 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the DCA Periods in the same proportion as the Net Purchase Payment is allocated.

(b) An additional Purchase Payment of $20,000 in the first Account Year will result in a 2% Purchase Payment Interest credit of $400 (0.02 x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the DCA Periods in the same proportion as the Net Purchase Payment is allocated.

(c) An additional Purchase Payment of $40,000 in the fifth Account Year does not result in any Purchase Payment Interest , because the Payment did not occur during the first Account Year. Suppose the additional Purchase Payment of $40,000 is allocated to a DCA Period and subsequent transfers from the DCA Period are allocated to two variable Sub-Accounts equally.

(d) At the end of Account Year 5, suppose the Account Value had increased to $210,000 due to positive investment performance of the underlying Funds. (The Account Value in the DCA program is $10,000 and the Variable Account Value is $200,000, which represents $102,000 in Sub-Account A and $98,000 Sub-Account B.) On the Fifth-Year Anniversary (i.e., at the end of year 5), a credit of $4,200 (0.02 x $210,000) is added to each Sub-Account in the same proportion as each Sub-Account is invested in the total Variable Account Value and is reflected at the beginning of Account Year 6 in the table above. Because 51% of the Variable Account Value (i.e., $102,000 ÷ $200,000) is invested in Sub-Account A, that same percentage of the Purchase Payment Interest (i.e., 0.51 x $4,200 = $2,142) is added to Sub-Account A. Likewise, because 49% of the total Variable Account Value ($98,000 ÷ $200,000) is invested in Sub-Account B, that same percentage of the Purchase Payment Interest (i.e., 0.49 x $4,200 = $2,058) is added to Sub-Account B.

(e) At the end of Account Year 10, a Fifth-Year Anniversary, suppose the Account Value is $175,000 ($0 in the DCA program, $91,000 in Sub-Account A, and $84,000 in Sub-Account B) due to the investment performance of the underlying Funds. On the tenth Account Anniversary (i.e., at the end of year 10), a credit of $3,500 (0.02 x $175,000) is added to the variable Sub Accounts and is reflected at the beginning of Account Year 11 in the table above. $1,820 (0.52 x $3,500) is added to Sub-Account A and $1,680 (0.48 x $3,500) is added to Sub-Account B.

This 2% Purchase Payment Interest credit will be added on each Fifth-Year Anniversary thereafter (i.e., at the end of  5th, 10th, 15th, etc. Account Years) based on the Account Value at that time.

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more).

Example 2: Option B

If you select Option B, the 5% Interest Option, we will add to your Contract a credit equal to 5% of each Purchase Payment. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Purchase Payment Interest
(a) 1	$100,000	$5,000
(b) 1	$20,000	$1,000
2	0	0
3	0	0
(c) 4	$40,000	$2,000
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0

(a) An Initial Purchase Payment of $100,000 will result in a 5% Purchase Payment Interest credit of $5,000 (0.05 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the DCA Periods in the same proportion as the Net Purchase Payment is allocated.

(b) An additional Purchase Payment of $20,000 in the first Account Year will result in a Purchase Payment Interest credit of $1,000 (0.05% x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the DCA Periods in the same proportion as the Net Purchase Payment is allocated.

(c) Suppose an additional Purchase Payment of $40,000 is made in the fourth Account Year. This Purchase Payment will result in a credit of $2,000 (0.05 x $40,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the DCA Periods in the same proportion as the Net Purchase Payment is allocated.

Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

APPENDIX D -
CALCULATION OF FREE WITHDRAWAL AMOUNT

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings during the prior Account Year minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; and

#2 - 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year, minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For Example 1 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option A (2% Five-Year Anniversary Interest Option) is chosen.

Example 1:

Account Year	Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
1	$100,000	$2,000	0	0	$10,000	$10,000	0	0	$10,000
(a) 1	$20,000	$400	0	0	$12,000	$12,000	0	0	$12,000
(b) 2	0	0	$133,200	$13,200	$12,000	$13,200	0	0	$13,200
3	0	0	$146,520	$13,320	$12,000	$13,320	0	0	$13,320
4	0	0	$160,000	$13,480	$12,000	$13,480	0	0	$13,480
(c) 5	0	0	$173,000	$13,000	$12,000	$13,000	$13,000	$13,000	0
(d) 5	$40,000	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
5	0	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
(e) 6	0	0	$210,000	$10,000	$16,000	$16,000	0	0	$16,000
(f) 6	0	$4,200	$214,200	$14,200	$16,000	$16,000	0	0	$16,000
7	0	0	$216,342	$2,142	$16,000	$16,000	0	0	$16,000
(g) 8	0	0	$219,587	$3,245	$4,000	$4,000	0	0	$4,000
(h) 8	$20,000	0	$219,587	$3,245	$6,000	$6,000	0	0	$6,000
(i) 8	0	0	$219,587	$3,245	$6,000	$6,000	$6,000	$6,000	0

(a) A $20,000 additional Purchase Payment was made during Account Year 1, an additional credit (Purchase Payment Interest) of $400 (0.02 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b) In Account Year 2, the prior Account Year earnings equal $13,200 ($133,200 - $120,000). (This amount includes any Purchase Payment Interest credited in Account Year 1.) These earnings are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000).

(c) At the beginning of Account Year 5, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $13,000 are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $13,000 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(d) Later in Account Year 5, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. (No Purchase Payment Interest is credited at that time because the Purchase Payment was made after the first Account Year.) Because the prior Account Year earnings were withdrawn, those earnings equal $0 and are less than 10% of Purchase Payments. As a result, the new free withdrawal amount is $3,000 ([0.10 x ($100,000 + $20,000 + $40,000)] - $13,000).

(e) At the beginning of Account Year 6 (end of Account Year 5), the Account Value is $210,000.

(f) At the beginning of Account Year 6, Purchase Payment Interest of $4,200 is credited based upon the Account Value at the end of Account Year 5 (0.02 x $210,000). (This is the first Fifth-Year Anniversary in which Purchase Payment Interest is credited based on the Account Value.) As a result, the Account Value is increased to $214,200 ($210,000 + $4,200).

(g) At the beginning of Account Year 8, the free withdrawal amount is $4,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x $40,000). (Purchase Payments made in the last seven Account Years would include the $40,000 paid in Account Year 5, but would not include the $120,000 of Purchase Payments  made in the first Account Year, because those Payments were made more than seven Account Years ago. In addition, no Purchase Payment Interest is credited in Account Year 8 because it is not a Fifth-Year Anniversary.) The $4,000 is greater than the prior Account Year Contract earnings of $3,245 ($219,587 - $216,342).

(h) Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $6,000 (0.10 x [$40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,245).

(i) Subsequently, in Account Year 8, a withdrawal of $6,000 is taken which reduces the free withdrawal amount to $0.

For Example 2 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option B (5% Interest Option) is chosen.

Example 2:

Account Year	Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
1	$100,000	$5,000	0	0	$10,000	$10,000	0	0	$10,000
2	0	0	$115,500	$15,500	$10,000	$15,500	0	0	$15,500
(a) 3	$20,000	$1000	$127,050	$11,550	$12,000	$12,000	0	0	$12,000
(b) 4	0	0	$161,755	$14,705	$12,000	$14,705	$14,705	$14,705	0
(c) 4	$40,000	$2000	$161,755	0	$1,295	$1,295	0	$14,705	$1,295
5	0	0	$188,921	$1,871	$16,000	$16,000	0	0	$16,000
6	0	0	$179,474	0	$16,000	$16,000	0	0	$16,000
7	0	0	$181,269	$1,795	$16,000	$16,000	0	0	$16,000
(d) 8	0	0	$184,894	$3,625	$6,000	$6,000	0	0	$6,000
(e) 8	$20,000	$1000	$184,894	$3,625	$8,000	$8,000	0	0	$8,000
(f) 8	0	0	$184,894	$3,625	$8,000	$8,000	$8,000	$8,000	0

(a) A $20,000 Purchase Payment was made during Account Year 3, an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b) At the beginning of Account Year 4, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $14,705 (including Purchase Payment Interest credited in Account Year 3) are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $14,705 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(c) Later in Account Year 4, an additional Purchase Payment of $40,000 and an additional credit (Purchase Payment Interest) of $2,000 (0.05 x $40,000) are made, and the free withdrawal amount is immediately recalculated. Because the prior Account Year earnings were withdrawn, the new free withdrawal amount is based on 10% of Purchase Payments and equals $1,295 ([0.10 x ($100,000 + $20,000 + $40,000)] - $14,705).

(d) At the beginning of Account Year 8, the free withdrawal amount is $6,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x [$40,000 + $20,000]). (Purchase Payments made in the last seven Account Years would include the $20,000 paid in Account Year 3 and the $40,000 paid in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the prior Account Year Contract earnings of $3,625 ($184,894 - $181,269).

(e) Later in Account Year 8, an additional Purchase Payment of $20,000 and an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) are made, and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is based on 10% of Purchase Payments and equals $8,000 (0.10 x [$20,000 + $40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,625).

(f) Subsequently, in Account Year 8, a withdrawal of $8,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX E -
OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that because of the investment performance of your underlying investments, your Account Value remains neutral throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$ 99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary.  Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base.  We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary.  Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.  However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,632	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulae:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:
	BB =	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE =	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD =	The amount of the One-Time Access Withdrawal.

	AV =	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period.  Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
$125,000

=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000
$125,000

=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000
$125,000

=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulae:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:
	BB =	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000

	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement have ended.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal,(applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulae:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)

	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus , any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement have ended.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value is neutral. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX F -
BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Sun Income Maximizer or Sun Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds	Fixed Income Funds
0% to 60%	40% to 100%
AllianceBernstein Balanced Wealth Strategy Portfolio	Huntington VA Mortgage Securities Fund1
AllianceBernstein Dynamic Asset Allocation Portfolio	MFS® Government Securities Portfolio
BlackRock Global Allocation V.I. Fund	SCSM BlackRock Inflation Protected Bond Fund
Fidelity® Variable Insurance Products III Balanced Portfolio	SCSM Goldman Sachs Short Duration Fund
Huntington VA Balanced Fund1	SCSM PIMCO Total Return Fund
Invesco Van Kampen V.I. Equity and Income Fund	Sun Capital Investment Grade Bond Fund®
MFS® Global Tactical Allocation Portfolio	Sun Capital Money Market Fund®
MFS® Total Return Portfolio	Wells Fargo Advantage VT Total Return Bond Fund
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased with Sun Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Portfolio	Fidelity® Variable Insurance Products III Balanced Portfolio	MFS® Value Portfolio	SCSM BlackRock Small Cap Index Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income Securities Fund	Invesco Van Kampen V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund1	SCSM Ibbotson Balanced Fund	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
Sun Capital Money Market Fund®	SCSM Ibbotson Conservative Fund	Invesco Van Kampen V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund		Fidelity® Variable Insurance Products Fund IV Freedom 2015 Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund		Fidelity® Variable Insurance Products Fund IV Freedom 2020 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund		SCSM Ibbotson Growth Fund	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
Wells Fargo Advantage VT Total Return Bond Fund		BlackRock Global Allocation V.I. Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Securities Fund/VA	Huntington VA Real Strategies Fund1
		Huntington VA Balanced Fund1	SCSM Lord Abbett Growth & Income Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund
			SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products III Mid Cap Portfolio
			SCSM BlackRock Large Cap Index Fund	MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Variable Portfolio - Marsico 21st Century Fund
Huntington VA Growth Fund1
Huntington VA Marco 100 Fund1
Huntington VA Mid Corp America Fund1
Huntington VA New Economy Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Invesco Van Kampen V.I. Mid Cap Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund II Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM BlackRock International Index Fund

1 Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX G -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS EXTRA II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 19, 2010, which is the date the Sub-Accounts first became available.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2011 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

-------------------------------------------------------------------------------------------------------------------------

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Extra II
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 29, 2011

SUN LIFE FINANCIAL MASTERS® EXTRA II

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
Distribution of the Contract	4
Custodian	4
Independent Registered Public Accounting Firm	5
Financial Statements	5

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Extra II (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company” or “Sun Life (U.S.)”) in connection with Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) which is not included in the Prospectus dated April 29, 2011. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments, Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15%distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go “ex-dividend” during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005815 (the daily equivalent of the current maximum charge of 2.10% on an annual basis) gives a net investment factor of 1.00321696.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114208 (14.5645672 x 1.00321696).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845294 (12.3456789 x 1.00322814 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.70% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845294.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.29 (70.1112 x 12.3845294).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2008, 2009, and 2010, were approximately $17,325,528, $23,131,617, and $31,742,826, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by XXXX, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March XX, 2011, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by XXXX, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April XX, 2011, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Financial Statements
Sun Life of Canada (U.S.) Variable Account F
Sun Life Assurance Company of Canada (U.S.)
To be Filed by Amendment

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A) (To be Filed by Amendment)

	B.	Financial Statements of the Depositor (Part B) (To be Filed by Amendment)

Audited:

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Consolidated Statements of Income, Years Ended December 31, 2010, 2009 and 2008;
		3.	Consolidated Balance Sheets, December 31, 2009 and 2008;
		4.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2010, 2009 and 2008;
		5.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2010, 2009 and 2008;
		6.	Consolidated Statements of Cash Flows, Years Ended December 31, 2010, 2009 and 2008; and
		7.	Notes to Consolidated Financial Statements.

	C.	Financial Statements of the Registrant (Part B) (To be Filed by Amendment)

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Statement of Assets and Liabilities, December 31, 2010;
		3.	Statement of Operations, Year Ended December 31, 2010;
		4.	Statements of Changes in Net Assets, Years Ended December 31, 2010 and December 31, 2009; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)
Amendment to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(b)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract(Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(d)
Specimen Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(e)
Specimen Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(f)
Specimen Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(5)(a)
Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333- 74884, filed on February 14, 2002);

(5)(b)
Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(b)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(c)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(d)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(e)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(f)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(g)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(h)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(i)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)
Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(k)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(l)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (US), Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account I, File No. 333-100831, filed on April 29, 2005);

(8)(m)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(n)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(o)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-168711, filed October 26, 2010);

(10)(a)	Consent of Independent Registered Public Accounting Firm; (To be Filed by Amendment)

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2009, filed on March 26, 2010);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney (included as part of the signature page to the initial filing of this Registration Statement on August 10, 2010);

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009);

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 27, 2010).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Sun Life Financial U.S. Operations

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-4, File No. 333-83516, filed April 27, 2010.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2011, there were 201 qualified and 139 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Terrance J. Mullen	President and Director
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle D'Albero	Counsel
	Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 18th day of March, 2011.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	March 18, 2011
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen	Senior Vice President and Chief Financial Officer	March 18, 2011
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller	Vice President and Controller	March 18, 2011
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	March 18, 2011
Sandra M. DaDalt	Scott M. Davis, Director
Stephen L. Deschenes, Director
Terrence J. Mullen, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about February 27, 2009. Powers of attorney were included as part of the signature page to the initial filing of this Registration Statement on August 10, 2010.

EXHIBIT INDEX